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                                                                   Exhibit 10.1

                          REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT, dated as of September 29, 1995, among Mortgage and Realty Trust and the holders listed on the signature pages hereto.

1.   DEFINITIONS.

     Capitalized terms used in this Registration Rights Agreement (this "Agreement") but not otherwise defined herein shall have the meanings given to them in the Plan (as defined below). Each reference herein to an agreement, document or instrument shall mean that agreement, document or instrument as from time to time amended, modified or supplemented in accordance with its terms, including in each case all exhibits, annexes and schedules to such agreement, document or instrument, all of which are incorporated by reference to such agreement, document or instrument.

     As used in this Agreement, the following capitalized terms shall have the meanings ascribed to them below:

     "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

     "Common Stock" means the Common Stock, par value $1.00 per share, of MRT being issued pursuant to the Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

     "Holder" means a registered holder of Registrable Securities.

     "Initial Holder" means (i) any Person who will initially hold 5% or more of the outstanding shares of Common Stock upon the Effective Date, (ii) any holder of New Senior Notes who might be deemed to be an underwriter (within the meaning of the Securities Act) and who therefore requests Registrable Securities, (iii) any investment fund for which any Person otherwise within any other subsection of this definition acts as manager, (iv) any partnership or other entity for which any Person otherwise within any other subsection of this definition acts directly or indirectly as a general partner or controlling stockholder and (v) any Person otherwise affiliated with any Person otherwise within any other subsection of this definition.

     "MRT" means Mortgage and Realty Trust, a Maryland real estate investment trust.


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     "Person" means an individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof, or any other entity.

     "Plan" means the Plan of Reorganization of MRT dated July 12, 1995 to which this Agreement is Exhibit C.

     "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement or any other amendments and supplements to such prospectus, including without limitation any preliminary prospectus, any pre-effective or post-effective amendment and all material incorporated by reference in any prospectus.

     "Registrable Securities" means shares of Common Stock and New Senior Notes which are issued to any Initial Holder pursuant to the Plan, any such shares of Common Stock or New Senior Notes transferred by any Initial Holder to a transferee and any securities issued or issuable in respect of or in exchange for any of such shares of Common Stock or New Senior Notes by way of a stock dividend or other distribution, stock split, reverse stock split or other combination of shares, recapitalization, reclassification, merger, consolidation or exchange offer. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred or exchanged and new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by MRT, (iv) such securities shall have ceased to be outstanding or (v) such securities can be distributed to the public without restrictions of any kind pursuant to Rule 144(k) (or any such successor provision) under the Securities Act.

     "Registration Expenses" has the meaning set forth in Section 6.

     "Registration Statement" means any registration statement of MRT which covers Registrable Securities pursuant to the provisions of this Agreement, all amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

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     "SEC" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute then in effect, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.


2.   SHELF REGISTRATION.

     (a) MRT'S OBLIGATION TO FILE. MRT shall file, within 60 days from the Effective Date, and shall use its best efforts to cause to be declared effective as soon as possible after such filing, a Registration Statement or Registration Statements under the Securities Act for the offering on a continuous or delayed basis in the future of each of the Registrable Securities (the "Shelf Registration").

     (b) MRT'S OBLIGATION TO MAINTAIN. MRT agrees to use its best efforts to keep the Shelf Registration continuously effective for the period beginning on the date on which the Shelf Registration is declared effective and ending on the earlier of (x) the third anniversary of such date plus the number of days of any suspension of the Holders' right to sell under paragraph (c) of this Section 2 and (y) the first date that there are no Registrable Securities (the "Shelf Registration Period"). During the Shelf Registration Period, MRT shall supplement or make amendments to the Shelf Registration, if required by the Securities Act or by the rules and regulations promulgated thereunder or if requested by any Holder or underwriter of Registrable Securities, and use its best effort to have such supplements and amendments declared effective as soon as practicable after filing.

     (c) SUSPENSION OF SALES. MRT shall have the right to require the Holders not to sell under the Shelf Registration during one or more periods aggregating not more than 90 days in each twelve-month period during the Shelf Registration Period in the event that (i) MRT, in accordance with the advice of its counsel, would be required to disclose in the Prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the reasonable judgment of MRT's Board of Trustees, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the Prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect MRT.

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     (d)  NOTICE.  MRT shall give each Holder prompt notice in the event that
(i) MRT has suspended sales of Registrable Securities under paragraph (c) of this Section 2 or (ii) the Registration Statement or any related Prospectus is not accurate and changes should be made so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact nor omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) INCLUSION OF OTHER SECURITIES. No securities other than Registrable Securities shall be included in the Shelf Registration; PROVIDED, HOWEVER, that this paragraph shall not prohibit MRT from filing other registration statements.


3.   DEMAND REGISTRATION.

     (a) REQUESTS FOR REGISTRATION. Subject to the provisions of this Section 3, any Holder or group of Holders holding at least 10% of the aggregate Registrable Securities of the applicable class outstanding at such time may, at any time during the period beginning at the end of the Shelf Registration Period and ending on the earlier of (x) the seventh anniversary thereof and (y) the first date on which there are no Registrable Securities (the "Demand Registration Period") make a written request for registration under the Securities Act of all or any part of such Holders' Registrable Securities (a "Demand Registration"). Such request shall specify the amount and kind of Registrable Securities to be registered and the intended method or methods of disposition. Within 10 days after receipt of such request, MRT shall send written notice of such request to all Holders and shall, subject to the provisions of this Section 3 and of Section 4(b) hereof as if the inclusion of such shares were pursuant to Section 4, include in such Demand Registration all Registrable Securities with respect to which MRT receives written requests (specifying the amount and kind of Registrable Securities to be registered and the intended method or methods of disposition) for inclusion therein within 20 days after such notice is sent. As promptly as practicable thereafter, MRT shall file with the SEC a Registration Statement, registering all Registrable Securities that any Holders have requested MRT to register, for disposition in accordance with the intended method or methods set forth in their notices to MRT. MRT shall use its best efforts to cause such Registration Statement to be declared effective as soon as practicable after filing and to remain effective until the earlier of (i) 90 days following the date on which it was declared effective and (ii) the date on which all of the Registrable Securities covered thereby are disposed of in accordance with the method or methods of disposition stated therein.

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     (b)  NUMBER OF REGISTRATIONS.  The Holders shall be entitled to request one
Demand Registration during the Demand Registration Period; PROVIDED, HOWEVER, that MRT will not be obligated to comply with any such request unless (i) such request is made by a group of Holders holding at least 25% of the aggregate amount of Registrable Securities, which group shall include at least one Holder holding at least 10% of the aggregate amount of Registrable Securities of the applicable class at the time outstanding, and (ii) the Registrable Securities to be registered in such Demand Registration constitute at least 5% of the aggregate amount of Registrable Securities of the applicable class at the time outstanding; and, PROVIDED, FURTHER, that the Holders shall be entitled to request an additional Demand Registration during the Demand Registration Period if the Holders are unable to sell all the Registrable Securities in connection with the initial Demand Registration.

     (c) S-3 REGISTRATIONS. Notwithstanding anything in this Section 3 to the contrary, any Holder may request an unlimited number of Demand Registrations during the Demand Registration Period, if (i) the Holder, in its written request for a Demand Registration, undertakes to bear all Registration Expenses incurred by MRT or reimburse MRT for such costs in connection with the Demand Registration and (ii) MRT is eligible under the Securities Act to register the Registrable Securities on a Registration Statement on Form S-3.

     (d) SUSPENSION OF REGISTRATION. MRT shall have the right to delay the filing or effectiveness of a Registration Statement for any Demand Registration or to require the Holders not to sell under any such Registration Statement, during one or more periods aggregating not more than 90 days in each twelve-month period during the Demand Registration Period, in the event that (i) MRT would, in accordance with the advice of its counsel, be required to disclose in the Prospectus information not otherwise then required by law to be publicly disclosed and (ii) in the reasonable judgment of MRT's Board of Trustees, there is a reasonable likelihood that such disclosure, or any other action to be taken in connection with the Prospectus, would materially and adversely affect any existing or prospective material business situation, transaction or negotiation or otherwise materially and adversely affect MRT.

     (e) OFFERING BY MRT. MRT may include in any Demand Registration additional shares of capital stock to be sold for MRT's account pursuant to such registration; PROVIDED, HOWEVER, that if the managing underwriter for a Demand Registration that involves an underwritten offering shall advise MRT that, in its opinion, the inclusion of the amount and kind of shares of capital stock to be sold for MRT's account would adversely affect the success of the offering

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for the selling Holders, then the number and kind of shares of capital stock to be sold for MRT's account shall be reduced (and may be reduced to zero) in accordance with the managing underwriter's recommendations.


4.   INCIDENTAL REGISTRATION.

     (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. If at any time during the Demand Registration Period, MRT proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account (other than a registration on Form S-4 or Form S-8, or any successor or similar forms), in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time promptly give written notice to all Holders of its intention to do so, of the registration form of the SEC that has been selected by MRT and of rights of Holders under this Section 4 (the "Section 4 Notice"). MRT will use its best efforts to include in the proposed registration all Registrable Securities that MRT is requested in writing, within 15 days after the Section 4 Notice is given, to register by the Holders thereof. No registration effected under this Section 4 shall relieve MRT of its obligations to effect registrations upon request under Section 3 and, notwithstanding anything to the contrary in Section 3, no Holder shall have the right to require MRT to register any Registrable Securities pursuant to Section 3 until the later of (A) the completion of the distribution of the securities offered and registered pursuant to the Section 4 Notice and (B) 90 days after the date each registration statement effected under this Section 4 is declared effective.

     (b) PRIORITY IN INCIDENTAL REGISTRATION. If the managing underwriter for a registration pursuant to this Section 4 that involves an underwritten offering shall advise MRT that, in its opinion, the inclusion of the amount and kind of Registrable Securities to be sold for the account of Holders would adversely affect the success of the offering, then the number and kind of Registrable Securities to be sold for the account of such Holders shall be reduced (and may be reduced to zero) in accordance with the managing underwriter's recommendation. In the event that the number of Registrable Securities to be included in any registration is reduced (but not to zero), the number of such Registrable Securities included in such registration shall be allocated pro rata among all requesting Holders, on the basis of the relative number of shares of such Registrable Securities each such Holder has requested to be included in such registration. If, as a result of the proration provisions of this Section 4(b), any Holder shall not be entitled to include all Registrable Securities in a registration pursuant to this Section 4 that such Holder has requested be

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included, such Holder may elect to withdraw its Registrable Securities from the registration; PROVIDED, HOWEVER, that such withdrawal election shall be irrevocable and, after making a withdrawal election, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal election was made.

     (c) MERGER, CONSOLIDATION, ETC. Notwithstanding anything in this Section 4 to the contrary, Holders shall not have any right to include their Registrable Securities in any distribution or registration of equity securities by MRT which is a result of a merger, consolidation, acquisition, exchange offer, recapitalization, other reorganization, dividend reinvestment plan, stock option plan or other employee benefit plan, or any similar transaction having the same effect.


5.   REGISTRATION PROCEDURES.

     (a) MRT TO USE BEST EFFORTS. In connection with MRT's registration obligations pursuant to Sections 2 and 3 hereof, MRT shall use its best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto MRT shall use its best efforts:

     (i) to prepare and file with the SEC a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, and to cause such Registration Statements to become effective as soon as practicable (but in no event later than 60 days after the Effective Date) and to remain continuously effective for the time period required by this Agreement to the extent permitted under the Securities Act; PROVIDED, HOWEVER, that as soon as practicable but in no event later than ten Business Days before filing such Registration Statement, any related Prospectus or any amendment or supplement thereto, other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement (or, in the case of any Prospectus supplement or post-effective amendment relating to a proposed shelf "draw-down" pursuant to Section 2 hereof, two Business Days before the filing thereof), MRT shall furnish to the Holders of the Registrable Securities covered by such Registration Statement (or, in the case of any Prospectus supplement or post-effective amendment relating to a proposed shelf "draw-down" pursuant to Section 2 hereof, to the selling Holders) and the underwriters, if any, copies of all such documents proposed to be filed, which documents shall be subject to the review of such Holders and underwriters; MRT shall cooperate with such underwriters and Holders

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to prepare, as soon as practicable, a document that is responsive in all material respects to the reasonable objections of such underwriters and Holders;

     (ii) to prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period set forth in Sections 2(a) and 3(a); and to cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed in accordance with the Securities Act and any rules and regulations promulgated thereunder; and otherwise to comply with the provisions of the Securities Act as may be necessary to facilitate the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of disposition by the selling Holders thereof set forth in such Registration Statement or such Prospectus or Prospectus supplement;

     (iii) to notify the selling Holders and the managing underwriters, if any, promptly if at any time (A) any Prospectus, Registration Statement or amendment or supplement thereto is filed, (B) any Registration Statement, or any post-effective amendment thereto, becomes effective, (C) the SEC requests any amendment or supplement to, or any additional information in respect of, any Registration Statement or Prospectus, (D) the SEC issues any stop order suspending the effectiveness of a Registration Statement or initiates any proceedings for that purpose, (E) the representations and warranties of MRT contemplated by subclause (B) of clause (xiii) of this paragraph (a) cease to be true and correct, (F) MRT receives any notice that the qualification of any Registrable Securities for sale in any jurisdiction has been suspended or that any proceeding has been initiated for the purpose of suspending such qualification, or (G) any event occurs which requires that any changes be made in such Registration Statement or any related Prospectus so that such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (iv) to make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the qualification of any Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

     (v) if requested by the managing underwriters or any Holder of Registrable Securities being sold in connection with an underwritten offering, promptly to incorporate into a Prospectus supplement or a post-effective amendment to the Registration Statement any information which the managing

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underwriters and such Holder reasonably agree is required to be included therein relating to such sale of Registrable Securities; and to file such supplement or post-effective amendment as soon as practicable in accordance with the Securities Act and the rules and regulations promulgated thereunder;

     (vi) to furnish to each selling Holder and each managing underwriter, if any, one signed copy of the Registration Statement or Registration Statements and any post-effective amendment thereto, including all financial statements and schedules thereto, all documents incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference) as promptly as practicable after filing such documents with the SEC;

     (vii) to deliver to each selling Holder and each underwriter, if any, as many copies of the Prospectus or Prospectuses (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and to consent to the use of such Prospectus or any amendment or supplement thereto by each such selling Holder and underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus, amendment or supplement;

     (viii) prior to any public offering of Registrable Securities, to register or qualify Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as may be reasonably requested by the Holders of a majority of the Registrable Securities included in such Registration Statement; to keep each such registration or qualification effective during the period set forth in Sections 2(a) or 3(a) that the applicable Registration Statement is required to be kept effective; and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided, however, that MRT will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is not then so subject;

     (ix) to cooperate with the selling Holders and the underwriters, if any, in the preparation and delivery of certificates representing the Registrable Securities to be sold under the Registration Statement (which certificates shall be in DTC eligible form), such certificates to be in such denominations and registered in such names as such selling Holders or managing underwriters may request at least two Business Days prior to any sale of Registrable Securities represented by such certificates;

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     (x)  to cause the Registrable Securities covered by the applicable
Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of MRT to enable the seller or sellers thereof, or the underwriters, if any, to consummate the disposition of such Registrable Securities in conformity with federal law and the laws of the jurisdictions in which such Registrable Securities shall be registered or qualified pursuant to subclause (viii) above;

     (xi)  upon the occurrence of any event described in subclause (G) of clause
(iii) above, promptly to prepare and file a supplement or post-effective amendment to the applicable Registration Statement or Prospectus or any document incorporated therein by reference, and any other required documents, so that such Registration Statement and Prospectus will not thereafter contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, and to cause such supplement or post-effective amendment to become effective as soon as practicable;

     (xii) to provide a transfer agent for such Registrable Securities no later than the effective date of such Registration Statement; to cause any other Registrable Securities covered by such Registration Statement to be listed (or included) on each securities exchange (or quotation system operated by a national securities association) on which securities of the same class and series, if any, are then listed (or included); and to obtain a CUSIP number for the Registrable Securities no later than the effective date of such Registration Statement;

     (xiii) to take all other actions in connection therewith as are reasonably necessary or desirable in order to expedite or facilitate the disposition of the Registrable Securities included in such Registration Statement and, in the case of an underwritten offering: (A) to enter into an underwriting agreement in customary form for the managing underwriter with respect to issuers of similar market capitalization and reporting and financial histories; (B) to make representations and warranties to each Holder participating in such offering and to each of the underwriters, in such form, substance and scope as are customarily made to the managing underwriters by issuers of similar market capitalizations and reporting and financial histories; (C) to obtain opinions of counsel to MRT at the closing of such offering and an update thereof at the time of effectiveness of any post-effective amendment to such Registration Statement (other than by reason of incorporation by reference of documents filed with the SEC) addressed to each Holder participating in such offering and to each of the underwriters, such opinions and updates to be in customary

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form and to cover the matters customarily covered in opinions obtained in connection with underwritten offerings by the managing underwriters for issuers of similar market capitalization and reporting and financial histories; (D) to obtain "comfort" letters from MRT's independent certified public accountants addressed to the underwriters and each Holder participating in such offering, such letters to be in customary form and to cover the matters customarily covered in "comfort" letters to the managing underwriters obtained in connection with underwritten offerings by the managing underwriters for issuers of similar market capitalization and reporting and financial histories; (E) to provide, in the underwriting agreement to be entered into in connection with such offering, indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof with respect to all parties to be indemnified pursuant to such Section 7; and (F) to timely prepare and deliver such customary documents and certificates as may be requested by Holders of the Registrable Securities included in such Registration Statement and the managing underwriters to evidence compliance with clause (B) of this paragraph (xiii) and with any customary conditions contained in the underwriting agreement entered into by MRT in connection with such offering;

     (xiv)  in the case of any offering other than an underwritten offering:
(A) to obtain an opinion of counsel to MRT at the time of effectiveness of such Registration Statement covering such offering and an update thereof at the time of effectiveness of any post-effective amendment to such Registration Statement (other than by reason of incorporation by reference of documents filed with the SEC) addressed to each Holder of any Registrable Securities covered by such Registration Statement, covering such matters as the Holders may reasonably request; (B) to obtain "comfort" letters from MRT's independent certified public accountants addressed to each Holder of any Registrable Securities covered by such Registration Statement, covering matters customarily covered in such "comfort" letters, or such additional matters as the Holders may reasonably request; and (C) to deliver a certificate of a senior executive officer of MRT at the time of effectiveness of such Registration Statement and, upon the request of Holders of a majority of the Registrable Securities included in such Registration Statement, updates thereof, such certificates to cover matters customarily covered in officers' certificates delivered in connection with underwritten offerings by issuers with similar market capitalization and reporting and financial histories;

     (xv) to make available for inspection by representatives of the Holders all financial and other records, pertinent corporate documents and properties of MRT, and to cause MRT's officers, directors and employees to supply all infor-

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mation reasonably requested by any such representatives, in connection with a Registration Statement;

     (xvi) to comply with all applicable rules and regulations of the SEC relating to such Registration Statement and the distribution of the securities being offered or otherwise necessary in order to perform MRT's obligations under this paragraph (a), but not later than 15 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act;

     (xvii) to cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. and in the performance of any customary or required due diligence investigation by any underwriter; and

     (xviii) to take all other reasonable steps necessary and appropriate to effect such registration in the manner contemplated by this Agreement.

     (b) HOLDERS' OBLIGATION TO FURNISH INFORMATION. MRT may require each Holder of Registrable Securities as to which any registration is being effected to furnish to MRT such information regarding the distribution of such Registrable Securities as MRT may from time to time reasonably request.

     (c) SUSPENSION OF SALES PENDING AMENDMENT OF PROSPECTUS. Each Holder agrees that, upon receipt of any notice from MRT of the happening of any event of the kind described in subclauses (C) and (G) of clause (a)(iii) above, such Holder will suspend the disposition of any Registrable Securities covered by such Registration Statement or Prospectus until such Holder's receipt of the copies of a supplemented or amended Prospectus contemplated by clause (a)(xi) above, or until it is advised in writing by MRT that the use of the applicable Prospectus may be resumed. If MRT shall have given any such notice during a period when Shelf Registration or a Demand Registration is in effect, the three year period described in Section 2(b) and the 90-day period described in Section 3(a) shall be extended by the number of days of such suspension period.

6.   REGISTRATION EXPENSES.

     Subject to Section 3(c), all expenses incident to MRT's performance of or compliance with its obligations under this Agreement, including without limitation all (i) registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including fees and disburse-

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ments of counsel in connection with blue sky qualifications or registrations of (or the obtaining of exemptions therefrom), or legal investment memoranda regarding, the Registrable Securities), (iii) printing expenses (including expenses of printing Prospectuses), (iv) fees and disbursements of its counsel and its independent certified public accountants (including the expenses of any special audit or "comfort" letters required by or incident to such performance or compliance, listing fees and expenses or NASD fees), (v) messenger and delivery expenses, (vi) internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) securities acts liability insurance (if MRT elects to obtain such insurance),
(viii) reasonable fees and expenses of any special experts retained by MRT in connection with any registration hereunder, (ix) reasonable fees and expenses of other Persons retained by MRT in connection with registration hereunder, and (x) reasonable fees and expenses of up to two counsel for the Holders of Registrable Securities covered by each Registration Statement, with such counsel to be selected by Holders of a majority of such Registrable Securities (all such expenses being herein referred to as "Registration Expenses"), shall be borne by MRT; PROVIDED, HOWEVER, that Registration Expenses shall not include any underwriting discounts, commissions, fees or transfer taxes, if any, attributable to the sale of the Registrable Securities.


7.   INDEMNIFICATION.

     (a) INDEMNIFICATION BY MRT. In the event of any registration of any securities of MRT under the Securities Act pursuant to Sections 2, 3 or 4 hereof, MRT will, and hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such Registration Statement, its directors and officers or general and limited partners (and the directors and officers thereof), each other Person who participates as an underwriter, if any, in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, and expenses (including any amounts paid in any settlement effected with MRT's consent, which consent shall not be unreasonably withheld) to which such seller or any such director, officer, general or limited partner, underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if MRT shall have filed with the SEC any amendment thereof or supplement thereto), if used prior to the effective date of such Registration Statement, or contained in the Prospectus, together with the documents incorporated by reference therein (as amended or supplemented if MRT shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any violation by MRT of any federal, state or common law rule or regulation applicable to MRT and relating to action required of or inaction by MRT in connection with any such registration, and MRT will reimburse such seller and each such director, officer, general or limited partner, underwriter and controlling Person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that MRT shall not be liable to any such seller or any such director, officer, general or limited partner, underwriter or controlling Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final or summary Prospectus in reliance upon and in conformity with written information furnished to MRT by or on behalf of such seller or such director, officer, general or limited partner, underwriter or controlling Person, specifically stating that it is for use in the preparation thereof.

     (b) INDEMNIFICATION BY THE SELLERS. In consideration of MRT's including any Registrable Securities in any Registration Statement filed in accordance with Sections 2, 3 or 4 hereof, the prospective seller of such Registrable Securities and any underwriter shall be deemed to have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a) hereof) MRT and its directors, trustees and officers and each person controlling MRT within the meaning of the Securities Act and all other prospective sellers and their directors, officers or respective controlling Persons with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to MRT or its representatives by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of MRT or any of the prospective sellers or any of their directors, officers or controlling Persons.

     (c) NOTICES OF CLAIMS. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 7, except to the extent that the indemnifying party is prejudiced by such failure of any indemnified party to give notice. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall, at its own expense, be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party and the indemnifying party shall not be liable to such indemnified party for any legal or other expenses; PROVIDED, HOWEVER, that if, in the indemnified party's reasonable judgment, a conflict of interest between the indemnified party and the indemnifying party exists in respect of such claim, then such indemnified party shall have the right to participate in the defense of such claim and to employ one firm of attorneys at the indemnifying party's expense to represent such indemnified party. No indemnified party will consent to entry of any judgment or enter into any settlement without the indemnifying party's consent to such judgment or settlement, which shall not be unreasonably withheld.

     (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Section 7 (with appropriate modifications) shall be given by MRT and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any state securities and blue sky laws.

     (e) CONTRIBUTION. If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under this Section 7, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in this
Section 7 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other hand in connection with statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statements or omission. MRT agrees, and the Holders (in consideration of MRT's including any Registrable Securities in any Registration Statement filed in accordance with Sections 2, 3 or 4 hereof) shall be deemed to have agreed, that it would not be just and equitable if contributions pursuant to this Section 7(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this
Section 7(e). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 7(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim (which shall be limited as provided in Section 7(c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this
Section 7(e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this
Section 7(e) of notice of the commencement of any action against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 7(e), such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 7(c) has not been given with respect to such action; provided, however, that the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise under this Section 7(e), except to the extent that the indemnifying party is prejudiced by such failure of any indemnified party to give notice. Notwithstanding anything in this Section 7(e) to the contrary, no indemnifying party (other than MRT) shall be required pursuant to this Section 7(e) to contribute any amount in excess of the proceeds received by such indemnifying party from the sale of Registrable Securities in the offering to which the losses, claims, damages or liabilities of the indemnified parties relate.


8.   RULE 144 AND RULE 144A.

     (a) MRT shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, so long as it is subject to such reporting requirements, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144, as such Rule may be amended from time to time or any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, MRT shall deliver to such Holder a written statement stating whether it has complied with such requirements.

     (b) MRT shall provide, upon the request of any Holder, to any prospective purchaser of any Registrable Securities, all information that may be required to be delivered to such purchaser to enable such Holder of Registrable Securities to sell to such purchaser such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144A under the Securities Act, as such Rule may be amended from time to time, or
(ii) any similar rule or regulation hereafter adopted by the SEC subject to receipt of an appropriate confidentiality agreement from such prospective purchasers in form and substance reasonably satisfactory to MRT (with appropriate exceptions to permit resale). Upon the request of any Holder, MRT shall deliver to such Holder a written statement as to whether it has complied with such requirements.


9.   UNDERWRITTEN REGISTRATIONS.

     (a) SELECTION OF UNDERWRITERS. If any of the Registrable Securities covered by the Shelf Registration or any Demand Registration are to be sold in an underwritten offering, the underwriter or underwriters and managing underwriter or managing underwriters that will administer the offering shall be selected, after consultation with MRT, by, and the terms of any underwriting agreement and other underwriting arrangements shall be approved, after consultation with MRT, by, the Holders of a majority in aggregate amount of Registrable Securities included in such offering.

     (b) AGREEMENTS OF SELLING HOLDERS. No Holder shall sell any of its Registrable Securities in any underwritten offering pursuant to a registration hereunder unless such Holder agrees to become a party to the underwriting agreement, provided that the Holders may require that any and all representations and warranties by, and other agreements on the part of, MRT to and for the benefit of the underwriters shall also be made to and for the benefit of such Holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreements be conditions precedent to the obligations of such Holders, and further provided that any such Holder of Registrable Securities shall not be required to make any representations, warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, such Holder's Registrable Securities and such Holder's intended method of distribution and other representations required by law.


10.  HOLDBACK AGREEMENTS.

     (a) RESTRICTIONS ON PUBLIC SALES BY HOLDERS. To the extent not inconsistent with applicable law, each Holder that is timely notified in writing by the managing underwriter or underwriters shall not effect any public sale or distribution (including a sale pursuant to Rule 144) of any issue being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, pursuant to a merger, an exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act or pursuant to a "shelf" registration), any securities of MRT similar to any such issue or any securities of MRT convertible into or exchangeable or exercisable for any such issue or any similar issue, during the 10 day period prior to the effective date of the applicable registration statement, or during the period beginning on such effective date and ending on the later of (i) the completion of the distribution of such securities pursuant to such offering and (ii) 90 days after such effective date, except as part of such registration.

     (b) RESTRICTIONS ON PUBLIC SALES BY MRT. If and to the extent requested by the managing underwriter or underwriters of an underwritten offering, MRT shall not effect any public sale or distribution of any issue of the same class or series as Registrable Securities being registered in an underwritten offering (other than pursuant to an employee stock option, stock purchase, stock bonus or similar plan, pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act or pursuant to a "shelf" registration), any securities of MRT similar to any such issue or any securities of MRT convertible into or exchangeable or exercisable for any such issue, during the 10 day period prior to the effective date of the applicable registration statement, or during the period beginning on such effective date and ending on the later of (i) the completion of the distribution of such securities pursuant to such offering and (ii) 90 days after such effective date, except as part of such registration.


11.  MISCELLANEOUS.

     (a) AMENDMENTS AND WAIVERS. This Agreement may be amended and MRT may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if MRT shall have obtained the written consent to such amendment, action or omission to act, of the Holders of at least a majority of the Registrable Securities of each class then outstanding (and, in the case of any amendment, action or omission to act that adversely affects any Holder or group of Holders differently from any of the other Holders, the written consent of such Holder or group of Holders). The Holders shall be bound from and after the date of the receipt of a written notice from MRT setting forth such amendment or waiver by any consent authorized by this Section 11(a).

     (b) NO INCONSISTENT AGREEMENTS. MRT shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. MRT has not previously entered into any agreement with respect to its securities granting any registration rights to any Person other than the registration rights granted pursuant to this Agreement.

     (c) SUCCESSORS, ASSIGNS AND TRANSFEREES. This Agreement shall be binding upon and shall inure to the benefit of MRT, the Holders and their respective successors, assigns and transferees.

     (d) INTEGRATION. This Agreement and the documents referred to herein or delivered pursuant hereto that form a part hereof contain the entire understanding of MRT and the Initial Holders with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between MRT and the Initial Holders with respect to its subject matter.

     (e) REMEDIES. Each Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. MRT agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (f) NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telecopier or hand delivery:

     If to MRT, to:

          Mortgage and Realty Trust
          8380 Old York Road, Suite 300
          Elkins Park, Pennsylvania 19117-1590
          Attention:  Treasurer
          Telecopy No.: (215) 881-1525
          Telephone Confirmation: (215) 881-6483

     with a copy to:

          Milbank, Tweed, Hadley & McCloy
          601 South Figueroa Street (30th Floor)
          Los Angeles, California 90017
          Attention:  Paul S. Aronzon, Esq.
          Telecopy No.: (213) 629-5063
          Telephone Confirmation: (213) 892-4000

     If to any of the Holders, to the address of such Holders as shown in the stock record books of MRT, with a copy to each of the following:


          O'Melveny & Myers
          400 South Hope Street
          Suite 1500
          Los Angeles, California 90071-2899
          Attention:  Robert J. White, Esq.
          Telecopy No:  (213) 669-6408
          Telephone Confirmation:  (213) 669-6000

                    -and-

          Weil, Gotshal & Manges
          767 Fifth Avenue
          New York, New York 10153
          Attention:  Simeon Gold, Esq.
          Telecopy No.: (212) 310-8007
          Telephone Confirmation: (212) 310-8000
all such notices and communications shall be deemed to have been given or made
(i) when delivered by hand, (ii) five Business Days after being deposited in the mail, postage prepaid or (iii) when telecopied, receipt acknowledged. MRT may change its address for receipt of notices by notice of such change given in the manner contemplated hereby to the Holders.

     (g) DESCRIPTIVE HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit, expand or otherwise affect the meaning of the terms contained herein.

     (h) SEVERABILITY. In the event that any one or more of the provisions hereof is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, in every other respect and of the remaining provisions hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of MRT and the Holders shall be enforceable to the fullest extent permitted by law.

     (i) GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles thereof relating to conflict of laws thereof, as if it were a contract between MRT and the Initial Holders made and to be performed entirely within that state.

     (j) TERMINATION. This Agreement shall terminate, and thereby become null and void, at the end of the Demand Registration period; PROVIDED, HOWEVER, that the provisions of Section 7 hereof shall survive the termination of this Agreement.

     (k) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, copies of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by their respective duly authorized officers or other representatives as of the day and year first above written.


                              MORTGAGE AND REALTY TRUST


                              By: /s/ Daniel F. Hennessey
                                 -------------------------------
                                  Title: C.F.O.


                              MUTUAL SERIES FUND, INC.


                              By: /s/ Jeffrey Altman
                                 -------------------------------
                                  Title: Vice President


                              INTERMARKET CORP.


                              By: /s/ Ian R. Mackinzie
                                 -------------------------------
                                  Title: Managing Director


                              ANGELO, GORDON & CO.


                              By: /s/ Meryl Buchanan
                                 -------------------------------
                                  Title: Vice President


                              EMERALD PARTNERS


                              By: /s/ Michael Gordon
                                 -------------------------------
                                  Title: Authorized Signatory


                              STROME-SUSSKIND INVESTMENT
                              MANAGEMENT, L.P.


                              By: /s/ Jeffrey Susskind
                                 -------------------------------
                                  Title: Vice President